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                                                                    EXHIBIT 23.8

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Experts" and to the use of our report dated October 22, 1998 with respect to the financial statements of Internet Partners of America, LC in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of OneMain.com, Inc. for the registration of its Common Stock.

                                          /s/ Ernst & Young LLP

Little Rock, Arkansas
December 24, 1998